UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 29, 2016

GREATBATCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Dallas Parkway, Suite 310, Frisco, Texas		75034
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02.  Results of Operations and Financial Condition

On February 29, 2016, Greatbatch, Inc. (the “Company”) issued a press release announcing its results for the year ended January 1, 2016. Additionally, the Company posted an investor presentation to its website which provides historical pro forma information after adjusting the Company’s results for its acquisition of Lake Region Medical Holdings, Inc. (“Lake Region Medical”) and its pending spin-off of its QiG LLC subsidiary, which will be known as Nuvectra Corporation (“Nuvectra”). The Company’s press release and investor presentation are attached as Exhibits 99.1 and 99.2 and are also available on the Company’s website at www.greatbatch.com and are incorporated into this Item by reference.

The information contained in this report under Item 2.02 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information contained in this report under Item 2.02 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

The information set forth under Item 2.02 of this report is incorporated into this Item by reference.

NON-GAAP FINANCIAL MEASURES

The attached press release and investor presentation contain non-GAAP financial measures. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. In this press release and investor presentation we provide adjusted net income, adjusted earnings per diluted share, EBITDA, adjusted EBITDA and organic constant currency sales growth rates. Adjusted net income and adjusted earnings per diluted share consist of GAAP amounts adjusted for the following to the extent occurring during the period: (i) acquisition-related charges, (ii) amortization of intangible assets (iii) facility consolidation, optimization, manufacturing transfer and system integration charges, (iv) asset write-down and disposition charges, (v) charges in connection with corporate realignments or a reduction in force, (vi) certain litigation expenses, charges and gains, (vii) unusual or infrequently occurring items, (viii) gain/loss on cost and equity method investments, (ix) the income tax (benefit) related to these adjustments and (x) certain tax items related to the Federal research and development tax credit which are outside the normal benefit received for the period. Adjusted earnings per diluted share are calculated by dividing adjusted net income by diluted weighted average shares outstanding. Adjusted EBITDA consists of GAAP net income plus (i) the same adjustments as listed above except for items (ix), and (x), (ii) GAAP stock-based compensation, interest expense, and depreciation, (iii) GAAP provision (benefit) for income taxes and (iv) cash gains received from cost and equity method investments. To calculate organic constant currency sales growth rates, which exclude the impact of changes in foreign currency exchange rates, as well as the impact of any acquisitions or divestitures of product-lines on sales growth rates, we convert current period sales from local currency to U.S. dollars using the previous periods’ foreign currency exchange rates and exclude the amount of sales acquired/divested during the period from the current/previous period amounts, respectively. We believe that the presentation of adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA and organic constant currency sales growth rates provides important supplemental information to management and investors seeking to understand the financial and business trends relating to our financial condition and results of operations.

CAUTIONARY STATEMENT

Some of the information provided in this press release and investor presentations and other written and oral statements made from time to time by us and our representatives are not statements of historical or current fact. As such, they are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include statements relating to:

•	future sales, expenses and profitability;
•	future development and expected growth of our business and industry;
•	our ability to execute our business model and our business strategy;
•	our ability to identify trends within our industries and to offer products and services that meet the changing needs of those markets; and
•	projected capital expenditures.

You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or “variations” or the negative of these terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and our prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary factors and to others contained throughout this report. We are under no duty to update any of the forward-looking statements after the date of this release or to conform these statements to actual results.

Although it is not possible to create a comprehensive list of all factors that may cause actual results to differ from the results expressed or implied by our forward-looking statements or that may affect our future results, some of these factors include the following: our high level of indebtedness following the acquisition of Lake Region Medical, our inability to pay principal and interest on this high level of outstanding indebtedness, and the risk that this high level of indebtedness limits our ability to invest in our business and overall financial flexibility; our dependence upon a limited number of customers; customer ordering patterns; product obsolescence; our inability to market current or future products; pricing pressure from customers; our ability to timely and successfully implement cost reduction and plant consolidation initiatives; our reliance on third party suppliers for raw materials, products and subcomponents; fluctuating operating results; our inability to maintain high quality standards for our products; challenges to our intellectual property rights; product liability claims; product field actions or recalls; our inability to successfully consummate and integrate acquisitions, including the acquisition of Lake Region Medical, and to realize synergies and benefits from these acquisitions and to operate these acquired businesses in accordance with expectations; our unsuccessful expansion into new markets; our failure to develop new products including system and device products; the timing, progress and ultimate success of pending regulatory actions and approvals, including with respect to Algovita; risks associated with the pending spin-off of Nuvectra including our ability to execute the spin-off successfully, the timing and taxable nature of the spin-off, and the performance of Nuvectra post spin-off; our inability to obtain licenses to key technology; regulatory changes, including Health Care Reform, or consolidation in the healthcare industry; global economic factors including currency exchange rates and interest rates; the resolution of various legal actions brought against the Company; and other risks and uncertainties that arise from time to time and are described in Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K and in other periodic filings with the Securities and Exchange Commission. The Company assumes no obligation to update forward-looking statements in this press release whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects, or otherwise.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated February 29, 2016.

99.2 Greatbatch, Inc. Investor Presentation – Historical Pro Forma Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 29, 2016	GREATBATCH, INC.

	By:	/s/ Michael Dinkins
Michael Dinkins
Executive Vice President &
Chief Financial Officer

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Greatbatch, Inc. dated February 29, 2016.
99.2	Greatbatch, Inc. Investor Presentation – Historical Pro Forma Information